Exhibit 10.1

FOURTH AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

KAR Holdings II, LLC

This Fourth Amendment to the Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC (this “Amendment”), effective as of November 5, 2013, amends the Second Amended and Restated Limited Liability Company Agreement of KAR Holdings II, LLC (the “Company”), dated April 20, 2007, as amended by the First Amendment thereto, dated December 10, 2009, the Second Amendment thereto, dated as of December 15, 2009 and the Third Amendment thereto, dated February 27, 2012 (as the same may be amended from time to time, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Agreement.

WHEREAS, the parties hereto desire to amend the Agreement in order to set forth the understanding with respect to the allocation and treatment of proceeds received by the Company upon the KAR Exit Event (as defined below) and any Remaining Shares (as defined below) held by the Company after the consummation of the KAR Exit Event;

WHEREAS, in anticipation of a KAR Exit Event, on November 5th, 2013, pursuant to a resolution duly adopted by the Board of Managers of the Company (the “In-Kind Distribution Resolution”), the Company approved an in-kind distribution of a certain number of shares of common stock of KAR Auction Services, Inc. to the Members set forth on Schedule A to such In-Kind Distribution Resolution in redemption of a number of Units held by such Members as set forth on Schedule A to such In-Kind Distribution Resolutions;

NOW THEREFORE, in accordance with Section 14.10 of the Agreement and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the undersigned, constituting all of the Investor Members, hereby agree as follows:

1. Amendments.

(a) Section 9.1(a) of the Agreement is hereby amended by adding the following clause before the words “Distributable Amounts” at the beginning of the last sentence of Section 9.1(a):

“Except as otherwise provided in Section 9.7 of this Agreement,”.

(b) A new Section 9.7 is hereby added to the Agreement, which Section 9.7 shall read as follows:

“Section 9.7 Exit Event Distribution. Notwithstanding anything to the contrary contained in this Agreement, including with respect to Section 9.1, in connection with the consummation of sale of common shares of KAR Auction Services, Inc. (“KAR Auction”), then the parties acknowledge and agree that such sale shall be deemed to constitute an Exit Event for all purposes hereunder (a “KAR Exit Event”) and the cash proceeds received by the Company in connection with the KAR Exit Event shall be distributed to the Members (or held back, as applicable) in accordance with the allocations set forth on Schedule 9.7(a) hereof. In addition, to the extent the Company holds any shares of common stock of KAR Auction after giving effect to the KAR Exit Event (the “Remaining Shares”), the indirect beneficial ownership in such Remaining Shares shall be allocated among the Members in accordance with the allocations set forth on Schedule 9.7(b) hereof. As a result of the foregoing, if any Remaining Shares are held after the consummation of the KAR Exit Event and the Company thereafter determines to sell all or a portion of such Remaining Shares (and distribute the proceeds in connection therewith) or if the Company thereafter determines to make an in-kind distribution of all or a portion of such Remaining Shares to the Members, then each Member will be entitled to a pro rata portion of such distributed cash or shares, as applicable, based on the relative percentage of each such Member set forth opposite the name of such Member on Schedule 9.7(b) hereof.

(c) A new Schedule 9.7(a) is hereby added to the Agreement and shall read in its entirety as set forth in Schedule 9.7(a) hereto.

(d) A new Schedule 9.7(b) is hereby added to the Agreement and shall read in its entirety as set forth in Schedule 9.7(b) hereto.

2. Headings. Headings in this Amendment are for convenience of reference only, and shall neither limit nor amplify the provisions of this Amendment.

3. Continuation of Agreement. Except as otherwise expressly provided herein, all of the terms and provisions of the Agreement shall remain in full force and effect and this Amendment shall not amend or modify any other rights, powers, duties, or obligations of any party to the Agreement.

4. Complete Agreement. This Amendment contains the entire agreement between the parties hereto with respect to the matters contained herein and supersedes and replaces any prior agreement between the parties with respect to the matters set forth in this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts and any such counterparts may be transmitted by facsimile transmission, and each of such counterparts, whether an original or a facsimile of an original, shall be deemed to be an original and all of such counterparts together shall constitute a single agreement.

[Signatures appear on the following page.]

2

IN WITNESS WHEREOF, the parties have hereunto executed this Amendment as of the date first above written.

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS ADVISORS VI, L.L.C., its General Partner

By:	/s/ Thomas J. Carella
	Name:	Thomas J. Carella
	Title:	Vice President

GS CAPITAL PARTNERS VI GMBH & CO. KG

By:	GS ADVISORS VI, L.L.C., its Managing Limited Partner

By:	/s/ Thomas J. Carella
	Name:	Thomas J. Carella
	Title:	Vice President

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GSCP VI ADVISORS, L.L.C., its General Partner

By:	/s/ Thomas J. Carella
	Name:	Thomas J. Carella
	Title:	Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:	GSCP VI OFFSHORE ADVISORS, L.L.C. its General Partner

By:	/s/ Thomas J. Carella
	Name:	Thomas J. Carella
	Title:	Vice President

KELSO INVESTMENT ASSOCIATES VII, L.P.

By:	Kelso GP VII, L.P., its General Partner

By:	Kelso GP VII, LLC, its General Partner

By:	/s/ Church M. Moore
	Name:	Church M. Moore
	Title:	Managing Member

KEP VI, LLC

By:	/s/ Church M. Moore
	Name:	Church M. Moore
	Title:	Managing Member

AXLE HOLDINGS II, LLC

By:	/s/ Church M. Moore
	Name:	Church M. Moore
	Title:	Director

VALUEACT CAPITAL MASTER FUND, L.P.

By:	VA Partners I, LLC, its General Partner

By:	/s/ Jeffrey W. Ubben
	Name:	Jeffrey W. Ubben
	Title:	Chief Executive Officer

PCAP KAR LLC

By:	/s/ David Ament
	Name:	David Ament
	Title:	Authorized Signatory

BRIAN T. CLINGEN

By:	/s/ Brian T. Clingen

THOMAS C. O’BRIEN

By:	/s/ Thomas C. O’Brien

JAMES P. HALLETT

By:	/s/ James P. Hallett

ERIC M. LOUGHMILLER

By:	/s/ Eric M. Loughmiller

JOHN R. NORDIN

By:	/s/ John R. Nordin

REBECCA C. POLAK

By:	/s/ Rebecca C. Polak

SCHEDULE 9.7(A) of KAR LLC AGREEMENT AMENDMENT

Name of Member	Cash Proceeds Allocation
Kelso Investment Associates VII, LP	$125,121,054.84
KEP VI, LLC	21,896,930.41

Total Kelso Group	147,017,985.25
GS Capital Partners VI Fund, L.P.	88,622,826.10
GS Capital Partners VI Offshore Fund, L.P.	73,713,303.00
GS Capital Partners VI Parallel, L.P.	24,369,761.17
GS Capital Partners VI GmbH & Co. KG	3,149,650.42

Total Goldman Group	189,855,540.69
ValueAct Capital	158,212,938.89
Parthenon Group	42,190,117.04
Axle Holdings II LLC	168,198,686.33
CS Strategic Partners IV Investments, LP.	2,109,504.45

Total Sponsor Group	707,584,772.65

Current/Former Employees
Member #1	7,031,688.52
Member #2	9,094,505.37
Member #3	11,547,673.52
Member #4	4,438,348.99
Member #5	2,872,861.82
Member #6	792,426.99
Member #7	1,280,324.21
Member #8	35,157.36
Member #9	35,157.36
Member #10	35,157.36
Member #11	35,157.36
Member #12	70,314.71
Member #13	45,708.06
Member #14	5,271.84
Member #15	3,519.25
Member #16	17,582.18
Member #17	263,690.69
Member #18	52,739.54
Member #19	175,793.78
Member #20	140,636.44
Member #21	70,314.71
Member #22	14,062.93
Member #23	7,031.48
Member #24	14,062.93
Member #25	17,582.18
Member #26	10,550.71
Member #27	70,314.71
Member #28	14,062.93
Member #29	17,582.18
Member #30	10,550.71
Member #31	7,031.48
Member #32	24,613.65
Total Current/Former Employees	38,251,475.95

Total Proceeds to KAR Holdings II LLC	$745,836,248.60

SCHEDULE 9.7(B) of KAR LLC AGREEMENT AMENDMENT

Name of Member	Common Units Post In-Kind	% Interest in Remaining Shares
Kelso Investment Associates VII, LP	17,847,818	17.0663%
KEP VI, LLC	3,145,520	3.0078%
Total Kelso Group	20,993,338	20.0740%

GS Capital Partners VI Fund, L.P.	12,641,550	12.0880%
GS Capital Partners VI Offshore Fund, L.P.	10,514,790	10.0544%
GS Capital Partners VI Parallel, L.P.	3,476,210	3.3240%
GS Capital Partners VI GmbH & Co. KG	449,280	0.4296%
Total Goldman Group	27,081,830	25.8959%

ValueAct Capital	22,568,190	21.5799%
Parthenon Group	6,018,184	5.7546%
Axle Holdings II LLC	26,325,896	25.1731%
CS Strategic Partners IV Investments, LP.	300,909	0.2877%
Total Sponsor Group	103,288,347	98.7654%

Current/Former Employees
Member #1	250,758	0.2398%
Member #2	752,273	0.7193%
Member #3	100,303	0.0959%
Member #4	3,009	0.0029%
Member #5	2,006	0.0019%
Member #6	5,015	0.0048%
Member #7	7,523	0.0072%
Member #8	5,015	0.0048%
Member #9	5,015	0.0048%
Member #10	5,015	0.0048%
Member #11	5,015	0.0048%
Member #12	10,030	0.0096%
Member #13	6,520	0.0062%
Member #14	752	0.0007%
Member #15	502	0.0005%
Member #16	2,508	0.0024%
Member #17	37,614	0.0360%
Member #18	7,523	0.0072%
Member #19	25,076	0.0240%
Member #20	20,061	0.0192%
Member #21	10,030	0.0096%
Member #22	2,006	0.0019%
Member #23	1,003	0.0010%
Member #24	2,006	0.0019%
Member #25	2,508	0.0024%
Member #26	1,505	0.0014%
Member #27	10,030	0.0096%
Member #28	2,006	0.0019%
Member #29	2,508	0.0024%
Member #30	1,505	0.0014%
Member #31	1,003	0.0010%
Member #32	3,511	0.0034%
Total Current/Former Employees	1,291,154	1.2346%

Total LLC Common Units	104,579,501	100.0000%